                                 SIXTH AMENDMENT

                TO THE 180 MW POWER PLANT--MAHANAGDONG AGREEMENT

This SIXTH AMENDMENT TO THE 18O MW POWER PLANT MAHANAGDONG AGREEMENT ("Sixth
Amendment") is made as of August 31, 2003 by and between:

CE LUZON GEOTHERMAL POWER COMPANY, INC. ("CE Luzon"), a corporation duly organized and existing under the laws of the Philippines with offices at c/o
CalEnergy International, 24 Floor, 6750 Building, Ayala Avenue, Makati City,
Metro Manila, herein represented by its President and Chief Executive Officer
Mr. David A. Baldwin, who is duly authorized to represent it in this Sixth
Amendment;

and

PNOC-ENERGY DEVELOPMENT CORPORATION ("PN0C-EDC"), a wholly-owned subsidiary of the Philippine National Oil Company, a corporation created and organized under
Presidential Decree No. 334, as amended, with principal office at Fort
Bonifacio, Merritt Road, Taguig City, Metro Manila, herein represented by its
Chairman and President Sergio Antonio F. Apostol, who is duly authorized to represent it in this Agreement.

WHEREAS, CE Luzon and PNOC-EDC are parties to the 180 MW Power Plant -
Mahanagdong Agreement dated as of September 18, 1993, as amended (the "ECA")
pursuant to which CE Luzon constructed, owns and operates a 180 MW Power Plant near Tongonan, Leyte known as Mahanagdong Power Plant (the "Mahanagdong
Plant");

WHEREAS, affiliates of CE Luzon constructed, own and operate the 231 MW Power
Plant near Tongonan, Leyte, known as the Malitbog Power Plant (the "Malitbog
Power Plant") and the 125 MW Power Plant near Tongonan, Leyte known as Upper
Mahiao Power Plant (the "Upper Mahiao Power Plant"); and

WHEREAS, CE Luzon and PNOC-EDC desire to amend the ECA in certain respects as set forth herein and to resolve various issues between themselves with respect to the ECA and the Power Plant.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, CE Luzon and PNOC-EDC agree as follows:

I    DEFINITIONS.

(a) Capitalized terms used herein and not defined have the meanings ascribed to them in the ECA

(b) Article 1 of the ECA is hereby amended by adding thereto the following new definitions:

     Contract Year: Each yearly period commencing on July 25 of each calendar year and end on July 25 of the immediately succeeding calendar year.

2. NO FURTHER CAPACITY TESTS FOR PURPOSES OF NOMINATED CAPACITY

Section 5.5 (Tests During Cooperation Period) is hereby deleted in its entirety.

3. CAPACITY NOMINATION.

(a) Section 6.13 of the ECA is deleted in its entirety.

(b) For the purpose of computing Capacity Payments under Section 8.4 on TERMS OF
PAYMENT of the ECA, all references to Nominated Capacity, NC, shall be replaced with Contracted Capacity, CC.

4. SCHEDULED MAINTENANCE

Section 6.14 of the ECA is hereby deleted in its entirety and replaced with the following:

     (a) The Operator shall be entitled to conduct Scheduled Maintenance for each generating unit of the Power Plant without penalty for the duration set forth below with respect to each Contract Year (the "Scheduled
     Maintenance Duration").

     -------------------------------------------------------------------------------------
                     JULY 25, 2003 -   JULY 25, 2004 -   JULY 25, 2005 -   JULY 25, 2006 -
                      JULY 25, 2004     JULY 25, 2005     JULY 25, 2006     JULY 25, 2007
     -------------------------------------------------------------------------------------

     Scheduled
     Maintenance
     Duration
     (Hours/Unit)          576               240               240               576
     -------------------------------------------------------------------------------------

     CE Luzon may in its sole discretion and without penalty elect to utilize up to 576 hours for Scheduled Maintenance in one of the Contract Years July
     25, 2004 to July 25, 2005 or July 25, 2005 to July 25, 2006 in lieu of during Contract Year July 25, 2006 to July 25, 2007 if, upon the commencement of the Scheduled Maintenance during one of Contract Years July
     25, 2004 to July 25, 2005 or July 25, 2005 to July 25, 2006 CE Luzon
     determines that a major overhaul is necessary. If CE Luzon so elects, the duration of Scheduled Maintenance for Contract Year July 25, 2006 to July
     25, 2007 shall be reduced to 240 hours.

     (b) Scheduled Maintenance for each Contract Year shall commence on the dates indicated below:

                                                                               2

     -----------------------------
      UNIT 1     UNIT 2     UNIT 3
     -----------------------------
     July 26   July 29   August 14
     -----------------------------

     The commencement dates of Scheduled Maintenance for the Contract Years commencing July 2004, July 2005 and July 2006 may be modified by mutual agreement between PNOC-EDC and CE Luzon.

5. SCHEDULED MAINTENANCE PAYMENT

Within 30 days of the effective date of this Sixth Amendment, CE Luzon shall pay
PNOC-EDC the sum of $334,000 in full and final settlement of previous claims by
PNOC-EDC related to Scheduled Maintenance.

6. STEAM UTILIZATION.

The ECA shall be amended to add a new Section 6.20 as follows:

     6.20 To the extent it is in accordance with prudent industry standards and good engineering practices and does not exceed the maximum design capacity of the units, CE Luzon shall fully utilize the available conforming steam supply provided by PNOC-EDC by operating plant equipment and configuring plant control settings to maximize plant output up to the maximum interface pressure limits and under specified conditions set forth in the ECA.
     PNOC-EDC instrumentation and measuring methods shall be the basis for validating any claims related to non-conforming steam.

7. TOTAL OUTAGE HOURS

The definition of TOH in Section 8.4.1 (Capacity Fee) of the ECA is hereby amended to read in its entirety as follows:

          TOH = Total Outage Hours in Billing Period, provided that.(a) for
          Billing Periods within which (i) no Scheduled Maintenance for any Unit is performed, or (ii) Scheduled Maintenance for any Unit is performed and both (A) such Scheduled Maintenance is not completed and (B) the duration of the actual Scheduled Maintenance for such Unit does not exceed the Scheduled Maintenance Duration, there shall be no modification to the definition of TOH, and (b) for Billing Periods within which Scheduled Maintenance for any Unit is performed, if the cumulative actual duration of Scheduled Maintenance for such Unit as of the last day of such Billing Period exceeds the then applicable
          Scheduled Maintenance

                                                                               3

          Duration for such Unit but does not exceed 1,080 hours, the following formula shall be used to calculate TOH for such Billing Period:

               TOH = TOHP + SMDV

               where

                    TOHP = the total number of Outage Hours in Billing Period;

                    SMDV = the Scheduled Maintenance Duration Variance,

                    calculated as follows:

                         (AD-TD)x 0.35
                         ------------- - PV
                               3

     where

          AD = the actual duration of Scheduled Maintenance for any Unit, in hours, through the last day of such Billing Period;

          TD = the Scheduled Maintenance Duration for any Unit, in hours, as specified in Section 6.14;

          PV = the cumulative Scheduled Maintenance Duration Variance in prior
          Billing Periods during the same Contract Year related to a Unit's current Scheduled Maintenance and previously taken into account in an adjustment to TOH in a prior Billing Period.

     For Billing Periods within which Scheduled Maintenance for any Unit is performed, if the cumulative actual duration of Scheduled Maintenance as of the last day of such Billing Period exceeds 1,080 hours for such Unit, the following formula shall be used to calculate SMDV for such Billing Period:

                           (1,080 - TD)x 0.35   (AD - 1,080)
                    SMDV = ------------------ + ------------ - PV
                                    3                3

8. NO EFFICIENCY PENALTIES OR BONUSES

(a) The equation for the calculation of the Energy Fee in Section 8.4.2 (Energy
Fee) of the ECA is hereby amended to read as follows;

               Energy Fee = BER x ED

and the definitions of U(s), V(gs), V(ls) and z(s) are deleted in their entirety.

                                                                               4

(b) Any obligations to test or meet, or otherwise take any action with respect to, any Net Plant Steam Rate in the ECA are hereby deleted in their entirety.

9. EXCESS GENERATION PAYMENT; GENERATION AND MAINTENANCE EFFICIENCY PAYMENTS

The ECA is hereby amended by inserting the following text as Section 8.4.3
(currently reserved):

          8.4.3 EXCESS GENERATION PAYMENT; EFFICIENCY PENALTIES AND MAINTENANCE
          BONUSES

          (a) Excess Generation Payments (i) For each Contract Year commencing
          2003 through to the end of the Cooperation Period, CE Luzon shall be paid an Excess Generation Payment (EGP) based on the formula below, if the aggregate generation from the Mahanagdong Power Plant, the Upper
          Mahiao Power Plant and the Malitbog Power Plant (including energy delivered to FCDS) exceeds the threshold generation levels specified below for such respective Contract Year:

                    EGP = 1.00 Philippine Peso x 0.34 x EG

                    Where

                    EG = The positive difference, if any, between the actual
                    aggregate generation from the Mahanagdong, Upper Mahiao and
                    Malitbog Power Plants for each Contract Year and the annual aggregate generation thresholds provided in the table below.

                    ------------------------------------------------------------------
                      CONTRACT YEAR     2003-2004    2004-2005   2005-2006   2006-2007
                    ------------------------------------------------------------------

                    Threshold (GWh)        4001         4116        4067        2993
                    ------------------------------------------------------------------

          For purposes of this provision, the actual aggregate generation from the Mahanagdong, Malitbog and Upper Mahiao, and Power Plants for each
          Contract Year shall be the aggregate of the metered net output from each plant (including energy delivered to FCDS) measured using
          PNOC-EDC official electrical meters for each such Contract Year commencing 2003 and ending at the expiration of the Cooperation
          Period, and for purposes of determining whether the annual aggregate generation thresholds provided in the table have been exceeded, metered output (including energy delivered to FCDS) from the Upper
          Mahiao Power Plant for each such Contract Year shall be added to the metered output (including energy delivered to FCDS) from the Malitbog
          Power Plant and Mahanagdong Power Plant for the

                                                                               5

          twelve month period commencing on the July 25 immediately succeeding each June 25.

          (ii) CE Luzon shall invoice PNOC-EDC for the Excess Generation Payment as a separate line item in the invoice delivered on or about July 25 each Contract Year and such amount shall be due and payable within 30 days of receipt of such invoice.

          (b) Efficiency Penalties (i) If for any hour the Power Plant generates less output than Contracted Capacity when modulating its governor valves to receive the steam flow required for Contracted Capacity, stated below, at a pressure of not less than 5.0 kg/cm(2) gauge,
          PNOC-EDC may provide written notice to CE Luzon requesting that an output test be conducted. Within 24 hours of receipt of such notice,
          CE Luzon shall conduct a test of the Power Plant's output, using steam flows and plant configuration stated below, over a period of four continuous hours during which test PNOC-EDC shall supply and/or make available to the Power Plant steam flow at a pressure of not less than
          5.0 kg/cm(2) gauge (the "Four Hour Test") as follows:

          (1) When three NCG trains are operating with 2% or less NCG content,
          907.247 tonnes per hour (main and auxiliary steam flow) at Site A and
          453.624 tonnes per hour at Site B,

          (2) when five NCG trains are operating with more than 2% NCG content but less than or equal to 2.9% NCG content, 964.257 tonnes per hour
          (main and auxiliary steam flow) at Site A and 482.111 tonnes per hour at Site B, and

          (3) when seven NCG trains are operating with more than 2.9% NCG content but less than or equal to 3.8% NCG content, 524.198 tonnes per hour (main and auxiliary steam flow) at Site B.

          provided that, in each case, if the Power Plant is unable to utilize such steam flow, then it will be provided with the amount it is able to utilize up to the steam flow quantities stated in b(i) above.

          If the average net electrical output of the Power Plant, operating at conditions specified under the ECA (except for steam flow and pressure which are specified above, and power factor, which shall be the actual power factor of the transmission system and/or that required by
          NPC/TRANSCO), as determined from the PNOC-EDC official electrical meters (including total energy delivered to FCDS) at the metering points specified in the ECA over the Four Hour Test ("AC"), is less than Contracted Capacity (a "Failed Test"), then CE Luzon shall pay
          PNOC-EDC a penalty determined as follows:

                                                                               6

                    P = (TC-AC) x CCR x h x y/N(h)

                    Where

                    P = the penalty amount per Billing Period

                    TC = 102% of Contracted Capacity

                    AC has the meaning specified above.

                    h = the number of hours in any Billing Period commencing
                    with the hour immediately after the Failed Test, and ending with the earlier of (i) the hour immediately preceding the first hour of a subsequent Four-Hour Test in the same
                    Billing Period during which AC is equal to or greater than
                    Contracted Capacity (a "Successful Test") and (ii) the end
                    of such Billing Period, provided that if at the end of any
                    Billing Period a Successful Test has not been conducted,
                    each hour in the immediately succeeding Billing Period
                    starting with the first hour thereof shall be included in
                    the calculation of 'h' for such Billing Period unless and
                    until a Successful Test in such Billing Period is conducted.

                    N(h)= total number of hours in the Billing Period

                    CCR shall have the meaning given thereto in Section 8.4.1

                    y = 0 if during the Four-Hour Test AC, as defined above, is greater than Contracted Capacity. Otherwise, y = 1.

               (ii) CE Luzon may, at any time, provide written notice to
               PNOC-EDC requesting that a Four Hour Test be conducted. Within 24 hours of receipt of such notice, PNOC-EDC shall supply the Power
               Plant with Steam Flow, as specified in item (i) above, at a pressure of not less than 5.0 kg/cm(2) gauge in order for the
               Four Hour Test to be conducted following the same procedures as
               b(i).

               Failure of PNOC-EDC to supply and/or make available to the Power
               Plant Steam Flow as specified in item (i) above at a pressure of not less than 5.0 kg/cm(2) gauge shall result in the Four Hour
               Test being deemed successful.

          (c) Maintenance Bonuses. Far each Billing Period during which
          Scheduled Maintenance for any Unit is performed and both (i) such
          Scheduled Maintenance is completed and (ii) the duration of the actual
          Scheduled Maintenance for such Unit is less than 504 hours (for
          Contract Years in which up to 576 hours of Scheduled Maintenance are permitted) and less than 192 hours (for Contract Years in which up to
          240 hours of Scheduled Maintenance are permitted), PNOC-EDC shall pay to CE Luzon a maintenance efficiency bonus equal to US$208.33 multiplied by SMDD,

                                                                               7

          where SMDD equals the Scheduled Maintenance Duration Difference, determined as follows:

               SMDD = SMD-SMDA

          Where

               SMD equals 504 hours (for Contract Years in which up to 576 hours of Scheduled Maintenance are permitted) and 192 hours; (for
               Contract Years in which up to 240 hours of Scheduled Maintenance are permitted), and

               SMDA equals the actual hours of Scheduled Maintenance on a Unit during the then current Contract Year.

10. The last sentence of Section 8.6(d) of the ECA is hereby amended to read as follows:

     As to Local Business Tax and Real Property Taxes, CE Luzon shall adopt the position that it is exempted from the payment of business taxes owing to its relationship to PNOC-EDC under the BOT agreements and the exemption of
     PNOC-EDC from the payment of all taxes under its Service Contract with the government. CE Luzon shall accordingly initiate and exhaust all the necessary actions seeking to invalidate or cancel any assessments issued by the local government units for want of legal basis. PNOC-EDC shall hold CE
     Luzon free and harmless from any liability or loss of revenue arising from
     CE Luzon's non-payment of local business and real property taxes claimed by the Municipality of Kananga, the City of Ormoc, and the Province of Leyte,
     should the Supreme Court of the Philippines decide with finality that CE
     Luzon is liable for the payment of such taxes. With effect from January 1,
     2004 CE Luzon shall assume all payments required under ER 1-94 for the benefit of host communities arising from the energy generated by its power plants through to the expiration of the Cooperation Period.

11.  INSTALLATION OF EQUIPMENT AND SOFTWARE

PNOC-EDC shall provide the complete installation and operation of equipment and software configured to monitor the provisions of this Sixth Amendment for
Mahanagdong Power Plant at a cost chargeable to CE Luzon, not to exceed US$
30,000. The specifications of the equipment and software to be installed shall be subject to the prior written approval of CE Luzon, and the installation of such equipment and software shall be done at times agreed to by CE Luzon and in a manner consistent with CE Luzon's health, safety and other working and operating practices. Title to and care, custody and control of such equipment and software shall remain with PNOC-EDC upon completion of and commissioning thereof.

12. OPERATION OF POWER PLANT; CONDITION OF POWER PLANT ON TRANSFER

(a)  The Power Plant shall continue to be capable of operation within a power range of 0.85 lag to 0.9 lead, as currently provided in the ECA, if the connected grid so requires.

                                                                               8

(b)  CE Luzon hereby covenants and agrees that the condition of the Power Plant upon transfer will comply with Section 12.4 of the ECA.

13. WAIVER AND RELEASE OF CLAIMS; DISMISSAL OF ARBITRATION AND ARBITRATION
COSTS.

(a) PNOC-EDC hereby waives, releases and relinquishes any and all rights, claims, causes of action, defenses or any other action whatsoever that it may have had, or may now have, whether known or unknown, arising from circumstances prior to the date hereof, whether arising in law, equity, tort or contract with respect to in connection with or related in anyway to any claims presently before any arbitral tribunal.

(b) CE Luzon hereby waives, releases and relinquishes any and all rights, claims, causes of action, defenses or any other action whatsoever that it may have had, or may now have, whether known or unknown, arising from circumstances prior to the date hereof, whether arising in law, equity, tort or contract with respect to in connection with or related in anyway to any claims presently before any arbitral tribunal.

(c) Contemporaneously with the execution of this Sixth Amendment the parties shall execute a Consent and Stipulation of Dismissal with Prejudice as to
Certain Claims in the form attached hereto as Exhibit A, shall immediately obtain the signature of their respective counsel thereto, and shall direct such counsel to promptly file the same with the International Chamber of Commerce
("ICC").

(d) Each of CE Luzon and PNOC-EDC shall be responsible for their respective attorneys' fees in connection with the pending ICC arbitration.

14. ENTIRE AGREEMENT.

This Sixth Amendment together with the ECA constitutes the entire agreement between PNOC-EDC and CE Luzon with respect to the matters dealt with herein, and there are no oral or written understandings, representations or commitments of any kind, express or implied, that are not expressly set forth in such documents, taken collectively.

15. ECA TO REMAIN IN EFFECT.

Except as amended by this Sixth Amendment, all of the terms and provisions of the ECA remain in full force and effect, including without limitation the performance undertaking. Any references in the ECA that are inconsistent with the modifications herein are hereby amended to be consistent with these modifications. The dispute resolution provisions of the ECA shall apply with full force and effect to the Sixth Amendment and shall govern any dispute arising under this Sixth Amendment.

16. REFERENCES TO ECA.

                                                                               9

Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution of this Sixth Amendment may refer to the ECA without making specific reference to this Sixth Amendment, but nevertheless all such references shall be deemed to include this Sixth Amendment unless the context shall otherwise require.

17. EFFECTIVITY OF AMENDMENT.

This Sixth Amendment shall become effective upon full execution of this Sixth
Amendment by both parties.

IN WITNESS WHEREOF, CE Luzon and PNOC-EDC have executed this SIXTH AMENDMENT as at the date set forth in the first paragraph hereof.

PNOC ENERGY DEVELOPMENT CORPORATION

By: /s/ Sergio Antonio F. Apostol
---------------------------------------------
Name: Sergio Antonio F. Apostol
Title: Chairman and President

CE LUZON GEOTHERMAL POWER COMPANY, INC.

By: /s/ David A. Baldwin
---------------------------------------------
Name: David A. Baldwin
Title: President and Chief Executive Officer

                                       10

                                   EXHIBIT A

                                In the matter of

                     CE LUZON GEOTHERMAL POWER COMPANY, INC.

                                    Claimant

                                       vs.

                       PNOC-ENERGY DEVELOPMENT CORPORATION

                                   Respondent

                                ICC ARBITRATION

                 CONSENT AND STIPULATION OF CASE NO. 12342 / MS

                  DISMISSAL WITH PREJUDICE AS TO CERTAIN CLAIMS

                       DATED AS OF _________________, 2003

WHEREAS, Claimant CE Luzon Geothermal Power Company, Inc. ("Claimant") is a
corporation organized under the laws of the Republic of the Philippines, with offices at 24 Floor, 6750 Building, Ayala Avenue, Makati City, Metro Manila,
Philippines;

WHEREAS, Respondent PNOC-Energy Development Corporation ("Respondent") is a
corporation organized under the laws of the Republic of the Philippines which is a wholly-owned subsidiary of the Philippine National Oil Company, with offices at the PNOC Energy Companies Building, Merritt Road, Fort Bonifacio, 1200 Makati
City, Metro Manila, Philippines;

WHEREAS, CE Luzon and PNOC-EDC are parties to a certain Energy Conversion
Agreement dated as of September 18, 1993 (the "ECA"), which was subsequently amended and supplemented on various occasions, in which, among other things, the
Parties agreed to the arbitration provision governing the present dispute;

WHEREAS, after efforts to resolve certain disputes between them failed, the
Claimant filed a Request for Arbitration as identified on Annex I hereto and the Respondent filed an Answer to the Request for Arbitration thereto, identified on Annex II hereto;

WHEREAS, the Parties have now agreed to compromise, settle and resolve the disputes between them including the disputes which are the subject matter of this arbitration;

WHEREAS, the respective counsel for the parties herein have been authorized to consent to this consent and stipulation of discontinuance with prejudice.

                                                                              11

NOW, THEREFORE, on this _____ day of ____________ 2003

THE PARTIES HEREBY STIPULATE AND AGREE AS FOLLOWS:

1. Settlement of Certain Claims through Amendment of the ECA. The Parties have entered into a Sixth Amendment to the ECA of even date (the "Sixth Amendment")
attached hereto as Exhibit 1 in settlement of all of the claims asserted in the
Request for Arbitration and Answer to the Request for Arbitration.

2. Dismissal of Certain Claims. In light of the Sixth Amendment, the Parties hereby agree to the dismissal with prejudice of all of the claims presently before the Tribunal (the "Dismissed Claims").

3. Effectiveness of this Stipulation. The Stipulation shall not become effective unless and until the Sixth Amendment has been signed by each of the parties thereto. In the event the Sixth Amendment is not signed by each party, either party shall have the right immediately to reinstate the Dismissed Claims in the present arbitration, or to initiate a new arbitration relating to these claims.
Both parties waive any right whatsoever to object to the reinstatement of the
Dismissed Claims in the event the Sixth Amendment is not so signed.

IN WITNESS WHEREOF, CE Luzon and PNOC-EDC have executed this CONSENT AND
STIPULATION OF DISMISSAL WITH PREJUDICE AS TO CERTAIN CLAIMS this _____ day of
____________, 2003.

PNOC-ENERGY DEVELOPMENT CORPORATION

By: /s/ Sergio Antonio F. Apostol
    ----------------------------------------
Name: Sergio Antonio F. Apostol
Title: Chairman and President

CE LUZON GEOTHERMAL POWER COMPANY

By: /s/ David A. Baldwin
    ----------------------------------------
Name: David A. Baldwin
Title: President and Chief Executive Officer

                                                                              12

For Claimant

CE Luzon Geothermal Power Company, Inc.

LATHAM & WATKINS

By:
    ----------------------------------------

For Respondent

PNOC-Energy Development Corporation

ALLEN & OVERY

By:
    ----------------------------------------

                                                                              13